UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): December 8, 2006
SYNERGETICS USA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51602 (Commission File Number)	20-5715943 (I.R.S. Employer Identification No.)

3845 Corporate Centre Drive O’Fallon, Missouri (Address of principal executive offices)	63368 (Zip Code)
(636) 939-5100
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐      Written communications pursuant to Rule 425 under the Securities Act.
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.
     On December 8, 2006, Synergetics USA, Inc. (the “Company”) and Synergetics, Inc., its wholly owned subsidiary (together with the Company, the “Borrowers”), executed a Second Amendment to Credit and Security Agreement (the “Second Amendment”) with Regions Bank, as Agent and Lender, and Wachovia Bank, National Association (“Wachovia Bank”), as Lender. The Second Amendment increased the aggregate amount available under Borrowers’ revolving credit facility from $5.5 million to $7.5 million. The remaining terms of the Credit and Security Agreement by and between Borrowers and Regions Bank, dated March 13, 2006, as amended by the First Amendment to Credit and Security Agreement, dated September 26, 2006, pursuant to which Borrowers added Wachovia Bank as Lender, are unchanged.
     In connection with the Second Amendment, Borrowers executed an Amended and Restated Revolving Note from Borrowers to Regions Bank in the principal amount of $4,773,000 and an Amended and Restated Revolving Note from Borrowers to Wachovia Bank in the principal amount of $2,727,000 (collectively, the “Amended Notes”), both of which are dated December 8, 2006. The Amended Notes have maturity dates of December 1, 2007 and variable interest rates of the prime lending rate or LIBOR, at Borrowers’ option.
     The Second Amendment and Amended Notes are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference. The summary of the Second Amendment and Amended Notes contained herein is qualified in its entirety by reference to such exhibits.
Item 2.02. Results of Operations and Financial Condition.
     On December 8, 2006, the Company issued a press release announcing its financial results for the quarter ended October 29, 2006. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained in the website is not part of this report.
     The information under this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Second Amendment to Credit and Security Agreement by and among Synergetics, Inc. and Synergetics USA, Inc. as Borrowers, Regions Bank as Agent and Lender and Wachovia Bank, National Association as Lender, dated December 8, 2006.
10.2	Amended and Restated Revolving Note from Synergetics USA, Inc. and Synergetics, Inc. in favor of Regions Bank, dated December 8, 2006.
10.3	Amended and Restated Revolving Note from Synergetics USA, Inc. and Synergetics, Inc. in favor of Wachovia Bank, National Association, dated December 8, 2006.
99.1	Press release of Synergetics USA, Inc., dated December 8, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 8, 2006

SYNERGETICS USA, INC. (Registrant)
By:	/s/ Pamela G. Boone
Name:	Pamela G. Boone
Title:	EVP and Chief Financial Officer